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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  July 25, 2001 (July 24, 2001)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   ----------

                     ALLIED RISER COMMUNICATIONS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   ----------

        DELAWARE                     1-15425                    75-2789492
(STATE OF INCORPORATION)    (COMMISSION FILE NUMBER)          (IRS EMPLOYER
                                                          IDENTIFICATION NUMBER)

                                   ----------

            1700 PACIFIC AVENUE, SUITE 400, DALLAS, TEXAS 75201-4679 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (214) 210-3000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  Other Information.

         On July 24, 2001, Allied Riser Communications Corporation issued the press release attached hereto as Exhibit 99.1 concerning reduction of operating costs including a reduction in force and a move toward in-building wholesale services. The press release is incorporated herein by this reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)      Exhibits:

          Exhibit
          Number    Description

          99.1     Press Release, dated July 24, 2001 (filed herewith)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        ALLIED RISER COMMUNICATIONS CORPORATION


                                        By:   /s/ Michael R. Carper
                                             -----------------------------------
                                             Michael R. Carper
                                             Senior Vice President and
                                             General Counsel

Date: July 25, 2001



                                INDEX TO EXHIBITS



Exhibit
Number           Description
-------          -----------

 99.1            Press Release, dated July 24, 2001 (filed herewith)





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